UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

GOLDEN ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd., Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 893-7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 7, 2017, the Compensation Committee of the Board of Directors of Golden Entertainment, Inc. (the “Company”) approved the payment of a cash bonus to Mr. Charles H. Protell, the Company’s Executive Vice President, Chief Strategy Officer and Chief Financial Officer, and the issuance of restricted stock units to Mr. Blake L. Sartini, the Company’s Chairman, President and Chief Executive Officer, Mr. Stephen A. Arcana, the Company’s Executive Vice President and Chief Operating Officer, and Mr. Protell. The cash bonus and restricted stock units were awarded in recognition of the outstanding performance of Messrs. Sartini, Protell and Arcana in connection with the Company’s recently completed acquisition of American Casino & Entertainment Properties, LLC and the financing transaction associated with the acquisition. Specifically, the Compensation Committee approved: (i) a cash bonus of up to $1.5 million for Mr. Protell, with $1.0 million of such bonus payable promptly, and $500,000 of such bonus payable in February 2019 subject to the Company’s attainment of an adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) target for fiscal year 2018; and (ii) the issuance of restricted stock units as follows: Mr. Sartini, 26,911 units; Mr. Protell 17,940 units; and Mr. Arcana, 17,940 units. The vesting of the restricted stock units is subject to the Company’s attainment of an Adjusted EBITDA target for fiscal year 2020, and if such target is attained, the restricted stock units will then vest in three equal installments, with the first installment vesting on the date of the Compensation Committee’s certification of the Company’s 2020 results and the remaining two installments vesting on October 20, 2021 and 2022, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC. (Registrant)

Date: November 9, 2017	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	Executive Vice President, Chief Strategy Officer and Chief Financial Officer